Exhibit 10.1

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

Issue Date: July 17, 2026	Principal Amount:	$2,000,000

PRONGHORN RESOURCES, LLC

SECURED CONVERTIBLE NOTE

THIS SECURED CONVERTIBLE NOTE (the “Note”) is duly authorized and validly issued by PRONGHORN RESOURCES, LLC, a Delaware limited liability company (the “Company”).

In consideration for a loan of $2,000,000 (the “Loan”) made by the GRIDAI TECHNOLOGIES CORP., a Delaware corporation (“GRID AI”), the Company promises to pay to GRID AI or its registered assigns (“Holder”), or shall have paid pursuant to the terms hereunder, the principal sum of $2,000.000 (the “Principal Amount”) on the earlier to occur of: (i) December 31, 2026; and (ii) the consummation of a Change of Control Transaction (as the case may be, the “Maturity Date”), and to pay interest to the Holder in accordance with the provisions hereof. This Note is secured pursuant to the terms of the Security Agreement dated as of the date hereof executed by the Company in favor of the Holder (the “Security Agreement”).

This Note is subject to the following additional provisions:

Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note, the following terms shall have the following meanings:

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are generally are open for use by customers on such day.

“Change of Control Transaction” means the occurrence after the date hereof of any of: (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of membership interests of the Company, by contract or otherwise) of in excess of 50% of the voting securities of the Company, (b) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the equity holders of the Company immediately prior to such transaction own less than 50% of the aggregate voting power of the Company or the successor entity of such transaction, (c) the Company sells or transfers all or substantially all of its assets to another Person and the stockholders of the Company immediately prior to such transaction own less than 50% of the aggregate voting power of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a three year period of more than one-half of the members of the Managers of the Company which is not approved by a majority of those individuals who are Managers on the Issue Date (or by those individuals who are serving as Managers on any date whose nomination to the Board of Directors was approved by a majority of the Managers who are Managers on the date hereof), or (e) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.

“Conversion” means conversion of this Note pursuant to the provisions hereof.

“Conversion Amount” means the entire Payment Amount.

“Conversion Date” means the date of any Conversion in accordance with the terms of this Note.

“Conversion Interests” means, with respect to any Conversion of this Note (in whole or in part), such number of membership interests equal to ten percent (10%) of the fully diluted capitalization of the Company as of the Conversion Date.

“Default Amount” means the sum of: (1) the outstanding balance of the Principal Amount of this Note plus (2) all accrued and unpaid interest under this Note, if any, plus (3) all other amounts, costs, expenses, and liquidated damages due under or in respect of this Note, if any, and (4), minus (5) any dollar amount which has not been converted into Conversion Shares upon the Holder’s election pursuant to Section 4(a).

“Event of Default” shall have the meaning set forth in Section 7(a).

“Indebtedness” means any liabilities of the Company for borrowed money or amounts owed and all guaranties made by the Company of borrowed money or amounts owed by others.

“New York Courts” shall have the meaning set forth in Section 8(d).

“Issue Date” means the date of the first issuance of the Notes, regardless of any transfers of any Note and regardless of the number of instruments which may be issued to evidence such Notes.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction or adverse claim of a third party.

“Payment Amount” means the sum of: (1) the outstanding balance of the Principal Amount of this Note, plus (2) all accrued and unpaid interest under this Note, plus (3) all other amounts, costs, expenses, and liquidated damages due under or in respect of this Note, if any, on the date of determination of such Payment Amount.

“Permitted Indebtedness” means: (i) the Indebtedness evidenced by the Notes and (ii) Indebtedness set forth on Schedule A hereto that is not senior to the Notes.

“Permitted Liens” means Permitted Liens (as such term is defined in the Security Agreement); and (ii) Liens that do not materially and adversely (x) affect the value of such property or (y) interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and facilities held under lease by the Company or a subsidiary is held by it under valid, subsisting and enforceable leases with which the Company or such subsidiary (as applicable) are in compliance.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 4(b)(ii).

Section 2. Interest; Payment and Prepayment.

(a)            Interest Calculations. Interest shall accrue on the Payment Amount of this Note from and after the Maturity Date, and such interest shall be due and payable in cash on the Maturity Date at an annual rate of seven percent (7%). Such interest shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on the Maturity Date until payment in full of this Note.

(b)            Payment. On the Maturity Date, the entire Payment Amount (or, if an Event of Default shall have previously occurred and not been cured, the entire Default Amount if the Holder has not elected to convert this Note pursuant to Section 4(a), and the applicable Default Amount if the Holder has elected to convert a partial amount of this Note pursuant to Section 4(a)) shall become due and payable.

Section 3. Registration of Transfers and Exchanges.

(a)            Different Denominations. This Note is exchangeable for an equal aggregate Principal Amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be payable for such registration of transfer or exchange.

(b)            Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4. Conversion.

(a)            Conversion. Upon an Event of Default set forth in Section 8(a)(i), the Holder shall have the right, at the Holder’s election, to convert the Payment Amount (or, from and after the date of the occurrence of any Event of Default, the Default Amount) of this Note, in whole or in part (as the case may be, the “Conversion Amount”), into Conversion Interests by following the mechanics of conversion set forth in Section 4(b)(i).

(b)           Mechanics of Conversion.

(i)            At any time after a Default Event which has not been cured, the Company may provide the Holder with written notice, which includes notice via email, of the such event and the mandatory conversion of the Note into Conversion Interests by delivering to Holder: (A) notice of the Conversion Date thereof, and (B) a request to return original Note instrument to the Company (or a certification to the effect that such original Note has been lost, stolen or destroyed).

(ii)            Delivery of Conversion Interests Upon Conversion. Not later than five (5) Business Days after the Conversion Date (the “Share Delivery Date”), the Company shall deliver, or cause to be delivered, to the Holder the Conversion Interests.

(iii)           Obligation Absolute; Partial Liquidated Damages. The Company’s obligations to issue and deliver the Conversion Interests upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any set off, counter claim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person (unless the Conversion would violate any law applicable to the Company), and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Interests; provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder. Nothing herein shall prohibit the Holder from seeking to enforce damages pursuant to any other section hereof or under applicable law.

(iv)           Reservation of Membership Interests Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued membership interests for the sole purpose of issuance upon Conversion, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Notes). The Company covenants that all membership interests that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

(v)            Fractional Membership Interests. No fractional membership interests or scrip representing fractional membership interests shall be issued upon the conversion of this Note. As to any fraction of a membership interest which the Holder would otherwise be entitled to purchase upon such conversion, the Company shall round up to the next whole membership interest.

(vi)            Transfer Taxes and Expenses. The issuance of Conversion Interests on conversion of this Note shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Interests, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Interests upon conversion in a name other than that of the Holder of this Note so converted and the Company shall not be required to issue or deliver such Conversion Interests unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

Section 5. Representations and Warranties.

(a)            Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the State of Delaware, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation or default of any of the provisions of its certificate of formation or limited liability company operating agreement, each, as amended and in effect. A complete and correct copy of the Company’s certificate of formation or limited liability company operating agreement, each as amended and in effect on the date of this Agreement and as they will be in effect on the date hereof, has been provided to the Holder. There are no other organizational or charter documents of the Company. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of this Note or the Security Agreement (collectively, the “Transaction Documents”); (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company or any of its material assets or lines of business, individually; or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding (as defined below) has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification; provided, however, that “Material Adverse Effect” shall not include any event, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to: (i) general economic or political conditions, (ii) conditions generally affecting the industry in which the Company or any subsidiary operates, (iii) any changes in financial or securities markets in general, (iv) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof, (v) any pandemic, epidemics or human health crises (including COVID-19), (vi) any changes in applicable laws or accounting rules, (vii) the announcement, pendency or completion of the transactions contemplated by the Transaction Documents, or (viii) any action required or permitted by the Transaction Documents or any action taken (or omitted to be taken) with the written consent of or at the written request of the Holder holding a majority in principal amount outstanding of this Note).

(b)            Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Managers or the Company’s members in connection therewith other than in connection with the Required Approvals. Each Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c)            No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party, the issuance and sale of the Note, the issuance of the Conversion Interests in accordance with the provisions of the Transaction Documents, and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate of incorporation, bylaws or other organizational or charter documents; (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company (other than the Liens granted under the Security Agreement), or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected; or (iii) subject to the Required Approvals (as defined below), conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(d)            Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) such consents, waivers, or authorizations as have been obtained before the Closing; and (ii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(e)            Issuance of Note. This Note is duly authorized and, when issued and/or paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens (as defined below) other than restrictions on transfer provided for in the Transaction Documents. The Conversion Interests, when issued in accordance with the terms of this Note, will be validly issued, fully paid and nonassessable, free and clear of all Liens other than restrictions on transfer provided for in this Note. The Company has reserved from its duly authorized capital stock a number of shares of membership interests for issuance of the Conversion Interests at least equal to the amount required to to fulfill the Holder’s obligations in full under this Note.

Section 6. Covenants.

(a)            As long as any portion of this Note remains outstanding, unless the Holder shall have otherwise given prior written consent, the Company shall:

(i)             operate its business only in the ordinary course consistent with past practice;

(ii)            maintain its material properties and assets;

(iii)           keep current and accurate books of records and accounts in which full and correct entries will be made of all of its business transactions; and

(iv)            comply in all material respects with the terms and conditions of its material contracts and with all material laws and regulations governing the Company and its business.

(b)            The Company agrees to use the proceeds from the Loan as set forth on the use of proceeds schedule attached hereto as Schedule B.

Section 7. Negative Covenants. As long as any portion of this Note remains outstanding, unless the Holder shall have otherwise given prior written consent, the Company shall not, and shall not permit any of its subsidiaries (if any) to, directly or indirectly:

(a)            other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any Indebtedness;

(b)            create, permit or suffer to exist any Lien on any of its or any subsidiaries’ properties and assets other than Permitted Liens; or

(c)            enter into any agreement with respect to any of the foregoing.

Section 8. Events of Default.

(a)            “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i)            any default in the payment of: (A) the principal amount of any Note, or (B) interest, liquidated damages and other amounts owing to a holder of any Note, as and when the same shall become due and payable (whether on the Maturity Date, by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured within five (5) calendar days;

(ii)            the Company shall fail to observe or perform any other covenant or agreement contained in the Notes (other than a breach by the Company of its obligations to deliver membership interests to the Holder upon conversion, which breach is addressed in clause (x) below) or in any Transaction Document, which failure is not cured, if possible to cure, within the earlier to occur of (A) twenty (20) Business Days after notice of such failure sent by the Holder or by any other Holder to the Company and (B) seven (7) calendar days after the Company has become or should have become aware of such failure; or

(iii)            a default or event of default (subject to any grace or cure period provided in the applicable agreement, document or instrument) shall occur under any of the Transaction Documents.

(b)            Remedies Upon Event of Default. If any Event of Default occurs and is uncured for the applicable cure period, this Note shall become, at the Holder’s election, immediately due and payable in cash in the Default Amount, and, alternatively, upon the Holder’s election, convertible, in part or in full, pursuant to the terms of Section 4(a). Upon the payment or conversion in full of the Default Amount in accordance with the terms of this Note, the Holder shall promptly surrender this Note to or as directed by the Company. In connection with such acceleration described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Note until such time, if any, as the Holder receives full payment pursuant to this Section 7(b). No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 9. Miscellaneous.

(a)            Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder shall be in writing and delivered personally, by email attachment, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth on in the Security Agreement, or such other, email address, or address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 8(a). Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, by email attachment, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number, email address or address of the Holder appearing on the books of the Company, or if no such facsimile number or email attachment or address appears on the books of the Company, at the principal place of business of such Holder, as set forth in the Security Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of: (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment to the email address set forth on the signature pages attached hereto prior to 5:30 p.m. (Eastern time) on any date, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment to the email address set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (Eastern time) on any Business Day, (iii) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

(b)            Absolute Obligation; Ranking. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company. This Note: (i) is a direct debt obligation of the Company; (ii) is secured under the Security Agreement, and (iii) ranks pari passu with all other Notes now or hereafter issued.

(c)            Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the Principal Amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

(d)            Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the County of New York, New York (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

(e)            Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion. Any waiver by the Company or the Holder must be in writing.

(f)            Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

(g)            Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note or the Security Agreement at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is reasonably requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note.

(h)            Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(i)            Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

Section 10. Amendments; Waivers. No provision of this Note may be waived, modified, supplemented, or amended except in a written instrument signed, in the case of an amendment, by the Company and the Holder, or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Note shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

Section 11. Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any Action or Proceeding that may be brought by any Holder in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Holder with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Holder to the unpaid principal amount of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Holder’s election.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

PRONGHORN RESOURCES, LLC

By:
Name:
Title:

Schedule A

Permitted Indebtedness

Schedule B

Use of Loan Proceeds